Exhibit 99.1

Regional Management Corp. SFIG Vegas Conference February 26–27, 2018

Safe Harbor Statement This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent Regional Management Corp.’s expectations or beliefs concerning future events. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements are about matters that are inherently subject to risks and uncertainties, which could cause actual results to differ materially from those contemplated by our forward-looking statements, including but not limited to the following: changes in general economic conditions, including levels of unemployment and bankruptcies; risks associated with Regional Management’s transition to a new loan origination and servicing software system; risks related to opening new branches, including the ability or inability to open new branches as planned; risks inherent in making loans, including repayment risks and value of collateral, which risks may increase in light of adverse or recessionary economic conditions; changes in interest rates; the risk that Regional Management’s existing sources of liquidity become insufficient to satisfy its needs or that its access to these sources becomes unexpectedly restricted; changes in federal, state, or local laws, regulations, or regulatory policies and practices, and risks associated with the manner in which laws and regulations are interpreted, implemented, and enforced; the impact of changes in tax laws, guidance, and interpretations, including related to certain provisions of the Tax Cuts and Jobs Act; the timing and amount of revenues that may be recognized by Regional Management; changes in current revenue and expense trends (including trends affecting delinquencies and credit losses); changes in Regional Management’s markets and general changes in the economy (particularly in the markets served by Regional Management); changes in the competitive environment in which Regional Management operates or in the demand for its products; risks related to acquisitions; changes in operating and administrative expenses; and the departure, transition, or replacement of key personnel. Such factors and others are discussed in greater detail in Regional Management’s filings with the Securities and Exchange Commission. We cannot guarantee future events, results, actions, levels of activity, performance, or achievements. Except to the extent required by law, neither Regional Management nor any of its respective agents, employees, or advisors intend or have any duty or obligation to supplement, amend, update, or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise. The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. 2

Company Overview • Consumer Finance Installment Lender • 30 Years of Operating History • Brick-and-Mortar Model with Strategic Digital Partnerships • Headquartered in Greer, SC • Operations in the Southeast, Southwest, and Mid-Atlantic • Near-Prime to Non-Prime Customer Base • Parent Company is a Delaware Corporation • Operating Subsidiaries in Each State • 342 Branches in 9 States as of December 31, 2017 • Initial Public Offering in 2012 s “RM” 3

Operating History RM Completes Portfolio Migration to RM Founded Private RM Enters Reaches $500 RM Enters in South Equity Invests Nortridge Loan Oklahoma Million in Virginia Carolina in RM Size Management System 1987 2004 2007 2009 2011 2012 2013 2014 2015 2016 2017 2018 RM Operates RM Closes RM Enters GA RM Closes RM Closes New RM Enters in 5 States Initial Public and Private $75 Million $125 Million Texas (SC, TX, NC, Offering and Equity Exits Amortizing Warehouse TN, AL) Enters NM Ownership Loan Facility Facility RM has operated successfully through multiple credit cycles 4

Management Team Board of Directors Peter Knitzer President and Chief Executive Officer John Schachtel Don Thomas Dan Taggart Jim Ryan Joseph Manavalan Ralph Warchol Brian Fisher Chief Operating Chief Financial Chief Risk                Chief Marketing Chief Digital    Chief Information General Counsel Officer Officer Officer Officer Officer Officer Catherine Atwood Chief Compliance Officer Bill Kerr Chief Audit Executive Accomplished team with extensive backgrounds in consumer finance 5

Deep Management Experience

REGIONAL MANAGEMENT

Peter Knitzer
President and CEO

- 30+ years of consumer financial services experience
- Spent 14 years at Citi in various senior roles, including Chairman & CEO of Citibank North America
- Prior to joining Regional, was EVP and Head of Payments at CIBC, and President and Director at E*TRADE Bank

John Schachtel
COO

- 30 years of consumer financial services experience
- Prior to joining Regional, was Chief Operating Officer at OneMain Financial
- Extensive operations experience at CitiFinancial (now OneMain)

Don Thomas
CFO

- 30+ years of finance and accounting experience, CPA
- Prior to joining Regional, was Chief Financial Officer at TMX Finance
- Also spent 17 years at 7-Eleven, including service as Chief Accounting Officer, Controller, and acting CFO

Dan Taggart
Chief Risk Officer

- 20+ years of financial services and credit experience
- Prior to joining Regional, was SVP at Wingspan Portfolio Advisors, managing servicing and loss mitigation
- Also spent 11 years at Citi, including service as SVP and Chief Credit Officer at CitiFinancial

Jim Ryan
Chief Marketing Officer

- 20+ years of consumer financial services experience
- Prior to joining Regional, was Chief Marketing Officer at OneMain Financial for 10 years
- Also held additional senior positions at CitiFinancial, including SVP of Operations and Vice President of Credit Risk

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Strong Corporate Governance and Board of Directors Board of Directors (Non-Employee Directors) Maria Steve Freiberg Carlos Roel Campos Jonathan Al de Molina Mike Dunn Contreras-Sweet Palomares Brown • Chairman of • Senior Advisor • Former CEO • Partner at • Former RM’s Board of to The Boston and Executive • President and Hughes • Senior Analyst Administrator Directors Consulting Chairman of RM CEO of SMC Hubbard & with Basswood of U.S. Small Group Resources Reed LLP law Capital • Former CEO • Former Partner Business firm Management, and COO of • Former CEO of of Brysam • Former SVP of Administration LLC GMAC E*TRADE Global Partners Capital One • Practices in • Founder of Financial Corp. securities • Formerly at • Former CFO of • Former Co- • Former CFO of ProAmerica regulation and Sandelman Bank of Chairman/CEO Citigroup Global • Former COO of Bank Partners Citibank Latin corporate America of Citigroup Consumer • Former America governance • Formerly at Global Group Secretary of • Former CEO of Consumer Consumer Bank • Former SEC Goldman Sachs Banc of Group Commissioner CA’s Business, America Transportation Securities and Housing Agency 7

Significant Market Opportunity

REGIONAL MANAGEMENT

- There are approximately **80 million** Americans that generally align with our customer base.
- We believe that the personal installment loan segment is an approximately **$60 billion** market opportunity.
- Regional has assembled an experienced leadership team to help drive the profitable growth of our portfolio.

$3.8 Trillion Consumer Finance Market [1]



Auto Loans 32%
Student Loans 36%
Personal Installment Loans 2%
Other 9%
Credit Cards 21%

Personal Installment Loans Account for ~$60 billion [2]

32% of US Population with FICO Between 550 & 700



800-850 20%
300-499 5%
500-549 7%
550-599 9%
600-649 10%
650-699 13%
700-749 17%
750-799 19%

* FICO™ Banking Analytics Blog © Fair Isaac Corporation (2016)

Competition

- Consolidation in consumer finance industry
- Numerous smaller competitors
- Strong expansion opportunities
- Well-positioned within regulatory landscape

Customers

- Considerable underserved addressable market
- Sustained credit need

Products

- Fit needs of customers
- Easy to understand
- Flexible
- Fully amortizing
- Based on credit underwriting and ability to repay

Delivery

- Centralized operations and relationship-driven model drive better portfolio performance
- Community-based network and expertise hard to replicate
- Testing online capabilities

[1] Sourced from Federal Reserve Bank of New York; 3Q 2017 Quarterly Report on Household Debt and Credit; excludes residential mortgage and home equity revolving credit
[2] Equifax US National Consumer Credit Trends Report; September 2017, sourced from December 2017 publication

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Strong Liquidity Profile ï,§ Long history of liquidity support from a strong group of banking partners ï,§ Diversified funding platform with an ABL, warehouse facility, and an amortizing loan facility Amortizing Loan Senior Revolver (ABL) Warehouse Facility Facility ï,§ Size: $638 Millionï,§ Size: $125 Million ï,§ Original Size: $75 Million (expandable to $150 ï,§ Maturity: June 2020 Million)ï,§ Original Close Date: December 2015 ï,§ Agent: Bank of Americaï,§ Revolving Period Termination: December ï,§ Bankruptcy remote ï,§ Lenders: Bank of America, 2018 amortizing secured loan Wells Fargo Bank, BMO Harris, First Tennessee, ï,§ Maturity: December 2019ï,§ Administrative Agent: Texas Capital, Capital Bank, Wells Fargo Securities Synovus, Bank Unitedï,§ Administrative Agent: Wells Fargo Bankï,§ Allowed for the funding of ï,§ Allows for the funding of Auto Loans Small, Large, Retail, and ï,§ Structuring Agent: Credit Auto Loans Suisseï,§ Upsized the transaction by $38 Million in November ï,§ Facility has been upsized ï,§ Allows for the funding of 2017 and renewed multiple Large Loans times over the last 30 years 9

Branch Network Overview Branch Overview Geographic Footprint • Approximately 372,000 individual borrower accounts through network of 342 branches as of December 31, 2017 Date of Entry: • Branch personnel establish and develop customer relationships 17 SC: 1987 throughout life of loan TX: 2001 21 37 28 18 NC: 2004 68 • Multiple channels and multiple products provide attractive 47 8 TN: 2007 market opportunities while diversifying risk 98 AL: 2009 OK: 2011 • Many branches have significant capacity to increase size of NM: 2012 portfolios GA: 2013 Current States of Operation VA: 2015 • Opportunity for over 200 additional branches within existing Attractive States for Expansion state footprint Note: As of 12/31/17 Branch Count 400 ~370 331 339 342 350 300 300 264 250 221 170 Branches 200 134 150 112 117 100 50 0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (Forecast) 10

Regional Product Offerings

- **Product diversity allows Regional to offer customers various products as credit needs change**
- **Products are easy for customers to understand and underwritten based on an ability to repay**

	Small	Large	Retail
Customer Need	▪ Short-term cash needs ▪ Bill payment ▪ Back-to-school expenses ▪ Auto repair	▪ Vacation expenses ▪ Loan consolidation ▪ Medical expenses	▪ Home furnishings ▪ Appliances ▪ Televisions and electronics
Size (a)	Range: \$500 to \$2,500 Average: \$1,669	Range: \$2,501 to \$20,000 Average: \$4,946	Range: Up to \$7,500 Average: \$1,902
Term (b)	Up to 36 months	18 to 60 months	6 to 48 months
Security	Non-essential household goods	Title to a vehicle or non-essential household goods	Purchased goods (e.g. furniture)
Net Receivables (c)	\$375.8 million	\$347.2 million	\$33.1 million
# of Loans (b)	~261,000	~81,000	~23,000

(a) Represents the average origination loan size (new and renewal) for year ended December 31, 2017
(b) Fixed installment loans with equal monthly payments
(c) Represents the net receivable balances at December 31, 2017

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Multi-Channel Origination Platform

- Branches are foundation of Regional's multi-channel strategy
- Mail campaigns attract ~100,000 new customers per year to Regional
- Continued expansion of digital channel / online lending capabilities to acquire customers

Branch Originated

YTD Origination Volume as of December 31, 2017

$367.3MM


REGIONAL FINANCE

Small Branch Originated Loans (342 branches as of December 31, 2017)

$356.4MM


REGIONAL FINANCE

Large Branch Originated Loans (342 branches as of December 31, 2017)

Non-Branch Originated

Retailers

$28.9MM



Furniture and Appliance Retailers (Relationships with approx. 900 retailers)

Mail

$208.6MM



Convenience Check Loans

Web

Emerging



Digital Lead Generation / Partnership Affiliates

Regional Branch Network Supports All Origination Channels

Personal Relationships with Customers

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Consistent Total Portfolio Growth Through Multiple Cycles $1,000 $900 $800 $700 $600 Millions $500 $400 $300 $200 $100 $0 13

Millions $ $ $ $ $ $ $ $ $ $ 0 100 200 300 400 500 600 700 800 900 Jan-14 Feb-14 Mar-14 Recent Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Portfolio Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Growth Mar-15 Apr-15 May-15 Jun-15 Driven SMALL Jul-15 Aug-15 by Sep-15 LARGE Oct-15 Nov-15 Large Dec-15 AUTO Jan-16 Feb-16 Mar-16 Loans RETAIL Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16 Dec-16 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 14Millions $ $ $ $ $ $ $ $ $ * 0 5 10 15 20 25 30 35 40 Data Feb-07 Apr-07 Jun-07 Large includes Aug-07Oct-07 large Dec-07 Feb-08 Loan loans Apr-08 Jun-08 with Aug-08 < Oct-08 =Dec-08 36% Feb-09 Apr-09 APR Jun-09 only Aug-09 Oct-09 Dec-09 Originations Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 15 Dec-17

xiv

Millions $ $ $ $ $ $ $ $ $ * 0 5 10 15 20 25 30 35 40 Data Feb-07 Apr-07 Jun-07 Large includes Aug-07Oct-07 large Dec-07 Feb-08 Loan loans Apr-08 Jun-08 with Aug-08 < Oct-08 =Dec-08 36% Feb-09 Apr-09 APR Jun-09 only Aug-09 Oct-09 Dec-09 Originations Feb-10 Apr-10 Jun-10 Aug-10 Oct-10 Dec-10 Feb-11 Apr-11 Jun-11 Aug-11 Oct-11 Dec-11 Feb-12 Apr-12 Jun-12 Aug-12 Oct-12 Dec-12 Feb-13 Apr-13 Jun-13 Aug-13 Oct-13 Dec-13 Feb-14 Apr-14 Jun-14 Aug-14 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 15 Dec-17

Large Loan Origination Metrics Monthly Payment Original Term $225 45 $200 40 $175 35 $150 Jan-15 Jun-15 Nov-15 Apr-16 Sep-16 Feb-17 Jul-17 Dec-17 30 Jun-15 Nov-15 Apr-16 Sep-16 Feb-17 Jul-17 Dec-17 Average Monthly Pmt Weighted Average Original Term (in months) APR Original Loan Balance 31% $6,000 30% $5,000 29% $4,000 28% 27% $3,000 Jan-15 Jun-15 Nov-15 Apr-16 Sep-16 Feb-17 Jul-17 Dec-17 Jan-15 Jun-15 Nov-15 Apr-16 Sep-16 Feb-17 Jul-17 Dec-17 Weighted Average APR Average Original Balance * Data includes only large loans with < = 36% APR 16

Large Loan Portfolio Performance Average FICO—Origination Portfolio 30+ Delinquency Origination FICO has generally increased over time Delinquency rate has generally remained consistent 626 626 over time 622 5.34% 5.15% 4.56% 3.37% 597 2014 2015 2016 2017 2014 2015 2016 2017 Portfolio Net Credit Losses – Quarterly Portfolio Net Credit Losses – Yearly Increase in 2017 net credit losses due to portfolio seasoning. Increase in 2017 is a result of portfolio seasoning Improvement in the second half of 2017 from credit tightening    7.59% 7.09% 7.34% 6.54% 6.12% 5.74% 5.10% 4.68% 4.45% 3.77% 2.90% 3.07% 2014 2015 2016 2017 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 17

Loan Application Approval Process ï,§ Customized auto decision engine used to determine if customer qualifies for product offeringsï,§ Product offering is based on risk profile of customer and their ability to repay 17 21 36 28 Review of 72 49 Initial Customer Decision Financials Review Credit Custom Underwriting Credit / Exceptions Application Decision Home Underwriting Sent to Process Engine Office Process Home Office Credit Credit Final Decision Book New Loan Underwriting Decision Send to Branch 18

Robust Underwriting Standards Collateral Verifications •All borrowers must provide •Identity collateral •Employment •Secured by titled assets •Income (hard secured) or personal property (soft secured) Credit Scoring Repayment Ability •Diverse data attributes •Debt to Income Calculation •Review of credit bureau •Minimum Disposable Income information Requirement •Implementation of custom •Lend only against a portion scorecards in 2018 of gross income 19

Servicing Overview Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late stage collections In-Branch Servicing Centralized Collections • Collection efforts primarily • Late stage co-collection support for the branches by performed in the branches centralized collectors located in the South Carolina office • High-touch relationship allows branches to quickly anticipate and • 100% electronic payments proactively resolve repayment problems • Bankruptcy and post-charge off collections handled centrally • Combination of electronic payments, cash, and checks • Qualifying charged-off accounts are sold to a third party debt buyer 2 to 3 months after charge off 20

Historical Financial Performance Net Income ($ in millions) $30 $28.8 $30.0 $25.4 $23.4 $24.0 $25 $21.2 $20 • Recent earnings $16.4 $14.8 growth driven by $15 $10 $9.9 combination of $6.5 volume-related $5 $3.1 revenue growth $0 and more 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 normalized credit Total Receivables and Net Credit Losses Total Revenue losses % of Average Receivables ($ in millions) ($ in millions) • Receivables and $900 $817 20.0% $300 $272 Total Receivables revenue have $800 NCL $718 $241 $250 16.0% $217 grown in parallel $700 $628 $205 $600 $546 $200 $545 Net $171 $500 12.0% C $438 harge $150 $136 Receivables $400 11.1%—$105 $307 9.4% 8.0% $300 8.8% 9.0% Offs $100 $87 Total $247 $73 $168 $192 $215 6.5% $67 6.5% $57 $200 7.9% 6.3% 8.4% 8.6% 4.0% $50 7.8% $100 $0 $0 0.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 21

REGIONAL MANAGEMENT RM LISTED NYSE